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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003

Pennsylvania Real Estate Investment Trust
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-6300 (Commission File Number)	23-6216339 (IRS Employer Identification Number)
The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania (Address of principal executive offices)		19102 (Zip Code)

Registrant's telephone number, including area code: (215) 875-0700

Not applicable
(Former name or former address, if changed since last report)

EXPLANATORY NOTE

        This Amendment No. 1 to Pennsylvania Real Estate Investment Trust's Current Report on Form 8-K dated August 15, 2003 is being filed to file the consent of Ernst & Young LLP, attached hereto as Exhibit 23.1, with respect to the historical financials of Crown American Realty Trust contained in Exhibits 99.1 through 99.5 to PREIT's Form 8-K filed with the Securities and Exchange Commission on August 15, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

          The following exhibits are filed as part of this report:

    23.1
    Consent of Ernst & Young LLP (Crown)

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
Date: August 22, 2003	By:	/s/ JONATHAN B. WELLER Jonathan B. Weller President and Chief Operating Officer

3

EXHIBIT INDEX

Exhibit	Document
23.1	Consent of Ernst & Young LLP (Crown)

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EXPLANATORY NOTE
SIGNATURE
EXHIBIT INDEX